Exhibit 10.9

同意函

Spousal Consent

本人，陈铭,为朱凤珍之合法配偶。本人在此无条件并不可撤销地同意朱凤珍于2019年3月 20日签署下列文件(下称“交易文件”)，并同意按照以下文件的规定处置朱凤珍持有的、并登 记在其名下的深圳市嘉纳科技股份有限公司(以下称“嘉纳公司”)的股权：

The undersigned, Ming Chen, is the lawful spouse of Fengzhen Zhu.1 hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction pocuments”) by Fengzhen Zhu 2nd Mar.2019, and the disposal of the equity interests of Shenzhen Jiana Technology Co., Ltd. (“Jiana”) held by Fengzhen Zhu and registered in his name according to the following documents：

(1) 与嘉纳(深圳)发展科技有限公司(下称“独资公司”)及嘉纳公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Jiana(Shenzhen ) Development Technology Co., Ltd. (hereinafter referred to as the “WOFE”) and Jiana；

(2) 与独资公司及嘉纳公司签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WOFE and Jiana；

(3) 朱凤珍签署的《授权委托书》；Power of Attorney executed by Fengzhen Zhu；本人承诺不就 朱凤珍持有的嘉纳公司的股权提出任何主张。本人进一步确认，朱凤珍履行交易文件以及进一 步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Jiana which are held by Fengzhen Zhu.I hereby further confirm that Fengzhen Zhu can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并釆取一切必要的行动，以确保（经不时修订的）交易文件 得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents （as amended fbrm time to time）.

本人同意并承诺，如本人由于任何原因获得朱凤珍持有的嘉纳公司的任何股权，则本人应受（经 不时修订的）交易文件以及独资公司和嘉纳公司之间于2019年j月话签署的《独家业务合作 协议》（下称“独家业务合作协议”）的约束，并遵守作为嘉纳公司的股东在（经不时修订的）交 易文件和独家业务合作协议下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式 和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Jiana which are held by Fengzhen Zhu for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WOFE and Jiana as of 2019 （“Exclusive Business Cooperation Agreement”）（as amended from time to time）and comply with the obligations thereunder as a shareholder of Jiana. For this purpose, upon the WOFE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement （as amended from time to time）.

日期：2019年3月20日

Date: 2019.Mar.20